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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-74704, 333-84548, and 333-82350) and Form S-8
(Nos. 333-69318, 333-71504, 333-76042, and 333-82348) of Regent Communications,
Inc. of our report dated March 5, 2003 relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Cincinnati, Ohio
March 27, 2003